SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): October 2, 2003

                                    MBIA INC.
             (Exact name of registrant as specified in its charter)

            Connecticut                  1-9583               06-1185706
  (State or other jurisdiction of (Commission File Number)     (IRS Employer
           incorporation)                                    Identification No.)

             113 King Street,
             Armonk, New York                                 10504
(Addresses of principal executive offices)            (Zip or Postal Codes)

    Registrant's telephone number in the United States, including area code:
                                 (914) 273-4545


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Exhibits

              Exhibit 99.1 Press Release dated October 2, 2003.

Item 9. REGULATION FD DISCLOSURE

         On October 2, 2003, MBIA Inc. (the "Registrant") issued a press release announcing that the United States District Court for the District of Delaware granted MBIA's motion for summary judgment in the Royal Indemnity case. Attached is a copy of the press release.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MBIA INC.

                                    By: /s/ Ram D. Wertheim
                                        --------------------
                                        Ram D. Wertheim
                                        General Counsel
Date: October 2, 2003

                   EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                              Dated October 2, 2003

Exhibit 99.1        Press Release issued by MBIA, Inc. dated October 2, 2003.